Pension Plan (Quater) (Detail) - Components of net periodic pension cost (USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2012	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Interest cost	$ 130	$ 137	$ 390	$ 411	$ 548	$ 539
Expected return on plan assets	(110)	(99)	(329)	(297)	(396)	(416)
Amortization of net actuarial loss	121	86	363	260	347	306
Net periodic pension cost	$ 141	$ 124	$ 424	$ 374	$ 499	$ 429